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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): February 10, 2004

                           Jefferson Bancshares, Inc.
               (Exact name of registrant as specified in charter)


           Tennessee                                     (45-0508261)
           ---------                                     ------------
(State of incorporation or organization)       (IRS Employer Identification No.)


120 Evans Avenue, Morristown, Tennessee                  37814
---------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)


                                 Not Applicable
          (Former name or former address, if changed since last report)








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Items 1, 2, 3, 4, 5, 6, 8, 10, 11 and 12.   Not Applicable.


Item 7.    Financial Statements and Exhibits

     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press Release Dated February 10, 2004


Item 9.    Regulation FD Disclosure.

         On February 10, 2004, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank, announced that it has funded a trust that will purchase up to 279,500 shares, or 3.3%, of the Company's outstanding common stock. Shares acquired by the trust will be used to fund restricted stock awards under the Company's 2004 Stock-Based Incentive Plan. The press release is filed as Exhibit 99.1 and incorporated herein by reference.







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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JEFFERSON BANCSHARES, INC.


                                       By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer

Date:    February 10, 2004